Exhibit 10.31
                     SUBORDINATION AGREEMENT

This Subordination Agreement, dated as of August 8, 2005 (this "Agreement") is by and among Draupnir, LLC, a Delaware limited liability company ("Draupnir"), Aristide Investments, L.P., a California limited partnership ("Aristide", and collectively with Draupnir, the "Junior Lenders") and Trinity Springs, Inc. ("Borrower").

                           WITNESSETH:

WHEREAS, pursuant to the Amended and Restated Loan and Security Agreement, dated as of September 30, 2004, as amended by Revised First Amendment to Amended and Restated Loan and Security Agreement, dated as of April 14, 2005, as further amended by the Revised Second Amendment to Amended and Restated Loan and Security Agreement, dated May 23, 2005 (collectively, the "Senior Loan Agreement"), between AMCON Distributing Company ("AMCON") and its subsidiaries The Beverage Group, Inc., Chamberlin Natural Foods, Inc., Hawaiian Natural Water Company, Inc., and Health Food Associates, Inc., and Borrower (collectively, the "Bank Borrowers") and LaSalle Bank, N.A ("LaSalle"), Gold Bank and any other lenders from time to time party thereto (collectively, the "Senior Lenders"), the Senior Lenders have extended credit from time to time to the Bank Borrowers;
WHEREAS, Borrower has borrowed $500,000 from the Junior Lenders pursuant to two promissory notes dated the date hereof to which this Agreement is attached as Exhibit A and incorporated therein by reference (individually, a "Subordinated Note" and collectively, the "Subordinated Notes");

NOW, THEREFORE, for good and valuable consideration, receipt of which is hereby acknowledged, the Junior Lenders hereby agree as hereinafter set forth, and as to which agreement the Senior Lenders are a third party beneficiary:

1. Certain Defined Terms. In addition to the terms defined above and elsewhere in this Agreement, the following terms used in this Agreement shall have the following meanings, applicable both to the singular and the plural forms of the terms defined:

"Additional Obligations" means, except for any principal payable by Borrower to Senior Lender pursuant to the Senior Loan Agreement, all costs, fees and expenses payable by Borrower under the Senior Loan Agreement as in effect on the date hereof; indemnities; all interest and all fees and expenses, including interest, fees and expenses incurred after the commencement of an Insolvency Event or any other federal or state bankruptcy, insolvency or reorganization act regardless of whether Senior Lenders' claim therefore or the security interests asserted are valid, binding, enforceable, void, voidable, voided, subordinated, reduced, disallowed or allowable in such Insolvency Event.

"Affiliate" means, as applied to any Person, any other Person who, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person. For purposes of this definition, "control" means the possession, directly or indirectly through one or more intermediaries, of the power to direct the management and policies of a Person, whether through ownership interests in such Person, by contract, or otherwise.

"Agreement" has the meaning set forth in the introduction hereto.

"Blockage Period" has the meaning assigned to that term in Section
3(b) hereof.

"Borrower" has the meaning set forth in the introduction hereto above.

"Business Days" means any day that is not a Saturday, Sunday, or other day on which banks are authorized or required to close in the state of Illinois.

"Collateral" shall mean all now existing and hereafter acquired
(including after an Insolvency Event) or arising personal property of Borrower including, without limitation, all goods, accounts, inventory, equipment, intangibles, investment property, deposit accounts, fixtures, instruments, documents, chattel paper, intellectual property, letters of credit and letters of credit rights, all supporting obligations, all commercial tort claims and all products and proceeds of the foregoing including insurance proceeds.

"Collection Action" shall mean (a) to demand, sue for, take or receive from the Borrower, by set-off or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by the Borrower with respect to the Subordinated Notes, (b) to initiate or participate with others in any suit, action or proceeding against Borrower to (i) enforce payment of or to collect the whole or any part of the Subordinated Notes or (ii) commence judicial enforcement of any of the rights and remedies under the Subordinated Notes or applicable law with respect to the Subordinated Notes, (c) to accelerate the maturity of any Subordinated Notes.

"Insolvency Event" shall mean any proceeding (whether voluntary or involuntary) for dissolution, winding up, liquidation, reorganization, arrangement, protection, relief or composition of Borrower or its debts, whether voluntary or involuntary, total or partial, in bankruptcy, insolvency, receivership, arrangement, reorganization, relief or other proceedings, or upon an assignment for the benefit of creditors or any other marshaling of the assets and liabilities of Borrower.

"Junior Lenders" has the meaning set forth in the introduction hereto.

"Payment Block Notice" means any notice from the Senior Agent to the Borrower notifying the Borrower that a Senior Default has occurred, with a copy to Junior Lenders.

"Permitted Payments" has the meaning assigned to that term in Section
2(b) hereof.
"Person" means natural persons, corporations, limited liability companies, limited partnerships, general partnerships, limited liability partnerships, joint ventures, trusts, land trusts, business trusts, or other organizations, irrespective of whether they are legal entities, and governments and agencies and political subdivisions thereof.

"Senior Collateral" means all collateral described in the Senior Loan Documents as to which the Senior Lenders have a security interest or lien.

"Senior Debt" shall mean all indebtedness, fees, expenses, obligations and liabilities of Borrower to the Senior Lender pursuant to the Senior Loan Documents or any agreements or instruments that provide for credit to replace or refinance in whole or in part the credit accommodations under the Loan Documents, whether now existing or hereafter arising (and whether such indebtedness arises or accrues before or after an Insolvency Event) directly, including without limitation the Senior Loans and any interest, fees or prepayment penalties thereon accruing pre-petition or post-petition and costs, expenses, and attorneys' and paralegals' fees, whenever incurred (and whether or not such interest, costs, expenses or fees are allowed or allowable as claims in bankruptcy).

"Senior Default" shall mean any "Event of Default" as defined in the Senior Loan Agreement.

"Senior Default Notice" shall mean a written notice from the Senior Lender to Junior Lender pursuant to which Junior Lender is notified of the occurrence of a Senior Default, which notice incorporates a reasonably detailed description of such Senior Default.

"Senior Lender" or "Senior Lenders" has the meaning set forth in the recitals hereto.

"Senior Loan Agreement" has the meaning set forth in the recitals hereto.

"Senior Loan Documents" means the Senior Loan Agreement and the "Other Agreements", as such term is defined in the Senior Loan Agreement.

"Senior Payment Default" shall mean a default in the payment or direction of proceeds from the foreclosure of, or realization upon, any Senior Collateral of any principal, interest or fee or other amount owing to the Senior Lenders with respect to Senior Debt, including, without limitation, any default in payment of Senior Debt after acceleration thereof.

"Subordinated Note" shall mean (a) all principal of, premium, if any, and interest on, the obligations owed by the Borrower to the Junior Lenders pursuant to either of the Subordinated Notes, and (b) all other indebtedness, fees, expenses, obligations and liabilities of the Borrower to the Junior Lenders, whether now existing or hereafter incurred or created, under or pursuant to the terms of either of the Subordinated Notes or separately under any other document, instrument or agreement executed in connection therewith which relates to the indebtedness evidenced by either of the Subordinated Notes or any agreements or instruments that provide for credit to replace or refinance in whole the credit accommodations under the Subordinated Notes, in each case, whether such amounts are due or not due, direct or indirect, absolute or contingent.

"Subordinated Notes" shall mean both of the Subordinated Notes.

2.  Subordination.

(a) General. Notwithstanding anything in the terms of the Subordinated Notes or this Agreement to the contrary, the Junior Lenders agree and covenant that, to the extent set forth herein and on the terms and conditions set forth herein, the payment and performance of the Subordinated Notes is and shall be subordinated in right of payment to the Senior Debt.

(b) Permitted Payments. Except as otherwise provided in this Agreement, the Junior Lenders shall be entitled to receive payments of principal and interest under the Subordinated Notes ("Permitted
Payments").

3.  Priority, Blockage of Payments and Suspension of Remedies.

(a) Insolvency or Dissolution of the Borrower. Upon the occurrence of any Insolvency Event, any payment or distribution of assets or securities of Borrower of any kind or character, whether in cash, property or securities, to which the Junior Lenders would be entitled, except for the provisions of this Agreement, shall be made by Borrower or by any receiver, trustee in bankruptcy, liquidating trustee, or other person making such payment or distribution, directly to the Senior Lenders for application (in the case of cash) to, or as collateral (in the case of non-cash property or securities) for, the Senior Debt until the payment in full in cash of all Senior Debt.

(b) Default under the Senior Loan Agreement. No direct or indirect payment or distribution by or on behalf of Borrower in respect of the Subordinated Notes (including, without limitation, Permitted Payments), whether pursuant to the terms of the Subordinated Notes or upon acceleration or otherwise, shall be made, and no other consideration in respect of Subordinated Notes shall be given if, at the time such payment or distribution is to be made the Senior Lender has given the Junior Lenders a Senior Default Notice or has given Borrower a Payment Block Notice; provided, that Borrower may resume payments (and make any missed payments due to application of this Section 3(b)) with respect to the Subordinated Notes upon the earlier to occur of (i) the Senior Agent's written acknowledgement of the cure or waiver in accordance with the terms of the Loan Documents of all Senior Defaults referenced in the applicable Senior Default Notice or applicable Payment Block Notice (which written acknowledgement, in each case, the Senior Agent agrees to promptly give to the Junior Lenders upon such cure or waiver, but in no event later than one Business Day after such cure or waiver), or (ii) the expiration of a period of one hundred eighty (180) days, in the case of such defaults which are payment defaults (including upon acceleration), and ninety
(90) days, in the case of all such other defaults, in each case from the date such Senior Default Notice or Payment Block Notice was received by the Junior Lenders or Borrower (the "Blockage Period").

(c) Certain Payments Held in Trust. In the event that, notwithstanding the foregoing provisions prohibiting such payment or distribution or such giving of consideration, the Junior Lenders shall have received any payment or distribution or consideration in respect of the Subordinated Notes contrary to such provisions, then and in such event such payment or distribution or consideration shall be received and held in trust for the Senior Lenders and shall be paid over or delivered to the Senior Lenders for application to or as collateral for the payment or prepayment of all Senior Debt after giving effect to any concurrent payment or distribution to the Senior Lenders in respect of the Senior Debt.

(d) Notice of Default. If either of the Junior Lenders give Borrower notice of any default under the Subordinated Notes, then such Junior Lender agrees to provide concurrently a copy of such notice to the Senior Agent and the other Junior Lender. Nothing in this Section 3(d) shall create any third party beneficiary rights in Borrower or in any way affect the right of the Senior Lenders to accelerate the maturity of the Senior Debt under the Senior Loan Agreement.

(e)  Suspension of Remedies.

(i) During any period commencing on the date on which a default under the Subordinated Notes shall have occurred (and of which a Junior Lender has provided notice of such default to Senior Lender and the other Junior Lender, together with a stated intention to exercise a Collection Action) and ending on the earliest of (A) one hundred eighty (180) days after receipt by the Senior Agent of such notice of such default, (B) acceleration of the Senior Debt, (C) the occurrence of any Insolvency Event, or (D) the commencement by the Senior Agent or any holder of the Senior Debt of any judicial or non judicial action or proceeding against Borrower to (I) enforce payment of or to collect the whole or any part of the Senior Debt, (II) enforce any of the rights and remedies available to the Senior Agent or any holder of the Senior Debt with respect to the Senior Debt or any collateral securing the Senior Debt, or (III) realize upon any of the Senior Collateral securing the Senior Debt or exercise any other right or remedy with respect to such collateral, the Junior Lenders shall not take any Collection Action, and, if taken, any such prohibited Collection Action shall be ineffective, provided that until the Senior Debt is paid in full, the Junior Lenders shall not take any Collection Action to realize or foreclose upon any of the Senior Collateral or to exercise any other right or remedy with respect to the Senior Collateral to the extent that Senior Agent has accelerated the Senior Debt and is diligently realizing or foreclosing on the Senior Collateral or exercising any of its rights or remedies in respect thereof. Notwithstanding the foregoing, the Junior Lenders may vote, file proofs of claim and otherwise act with respect to the Subordinated Notes in any Insolvency Event to the extent permitted by
Section 12(a).

(ii) During any period commencing on the date on which a default under the Loan Documents shall have occurred (and of which Senior Agent has provided notice of such default to the Junior Lenders together with a stated intention to exercise a Senior Collection Action) and ending on the earliest of (A) one hundred eighty (180) days after receipt by the Junior Lenders of such notice of such default, (B) acceleration of the Subordinated Note, (C) the occurrence of any Insolvency Event or (D) the commencement by a Junior Lender of any judicial or non judicial action or proceeding against Borrower to
(I) enforce payment of or to collect the whole or any part of the Subordinated Notes, or (II) enforce any of the rights and remedies available to the Junior Lenders with respect to the Subordinated Notes, the Senior Lenders shall not take any Senior Collection Action, and, if taken, any such prohibited Senior Collection Action shall be ineffective.

(f) Rights of Senior Lenders and Junior Lenders Not to be Impaired. No right of the Senior Agent, the Senior Lenders or the Junior Lenders to enforce subordination as herein provided shall at any time in any way be prejudiced or impaired by any act taken in good faith, or failure to act, which failure to act is in good faith, by the Senior Agent, the Senior Lenders or the Junior Lenders, as applicable, or by any noncompliance by Borrower, with the terms and provisions and covenants herein or of the terms of the Loan Documents or the Subordinated Note or this Agreement. The Junior Lenders and Borrower agree not to take any action to avoid or to seek to avoid the observance and performance of the terms and conditions hereof, and shall at all times in good faith carry out all such terms and conditions.

(g)  Obligation of Borrower Unconditional; Subrogation; Nature of
Agreement.

(i) The Junior Lenders shall not be subrogated to the rights of the holders of the Senior Debt to receive payments or distributions of assets of the Borrower unless and until all of the Senior Debt shall have been fully and indefeasibly paid and satisfied in cash (including by way of payments to the holders of the Senior Debt pursuant to this Agreement) and all financing arrangements to extend Senior Debt among the Borrower, the Senior Agent and the Senior Lenders have been terminated; and, for the purposes of such subrogation, no payments or distributions made to the holders of the Senior Debt of any cash, property or securities to which the Junior Lenders would be entitled except for this Agreement and no payments pursuant to the provisions of this Agreement to the holders of Senior Debt by the Junior Lenders shall, as among any of the Borrower, its creditors and the Junior Lenders, be deemed to be a payment by the Borrower to or on account of the Senior Debt.

(ii) Subject to the full and indefeasible payment and satisfaction in cash of the Senior Debt and the termination of all financing arrangements to extend Senior Debt among the Borrower, the Senior Agent and the Senior Lenders, the Junior Lenders shall be subrogated to the rights of the holders of Senior Debt to receive payments or distributions of cash, property or securities of the Borrower applicable to the Senior Debt until all amounts owing on the Subordinated Notes shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of any Senior Debt of cash, property, securities or other assets by virtue of the subrogation herein provided which otherwise would have been made to the Junior Lenders shall, as between the Borrower, its creditors and the Junior Lenders, be deemed to be a payment to or on account of the Senior Debt. Subject to the full and indefeasible payment and satisfaction in cash of the Subordinated Notes and the termination of all financing arrangements to extend Junior Debt among the Borrower and the Junior Lenders, the Senior Lenders shall be subrogated to the rights of the holders of Subordinated Notes to receive payments or distributions of cash, property or securities of the Borrower applicable to the Subordinated Notes until all amounts owing on the Senior Debt shall be paid in full. For purposes of such subrogation, no payments or distributions to the holders of any Subordinated Notes of cash, property, securities or other assets by virtue of the subrogation herein provided which otherwise would have been made to the Senior Lenders shall, as between the Borrower, its creditors and the Senior Lenders, be deemed to be a payment to or on account of the Subordinated Notes.

(iii) The provisions of this Agreement are and are intended solely for the purposes of defining the relative rights of the Junior Lenders, on the one hand, and the holders of the Senior Debt, on the other hand, as among themselves. As between the Borrower and the Junior Lenders, nothing contained herein shall impair the unconditional and absolute obligation of the Borrower to the Junior Lenders to pay the Subordinated Notes as such Subordinated Notes shall become due and payable in accordance with the Subordinated Notes. As between the Borrower and the Senior Lenders, nothing contained herein shall impair the unconditional and absolute obligation of the Borrower to the Senior Lenders to pay the Senior Debt as such Senior Debt shall become due and payable in accordance with the Senior Loan Agreement and the Senior Loan Documents. No person other than the Senior Agent, the Senior Lenders and the Junior Lenders and their respective successors and assigns shall have any rights hereunder; provided, that the Junior Lenders and Senior Lenders and the other holders of any Senior Debt are expressly entitled to the benefits of this Agreement.
(iv) This is a continuing agreement of subordination and the Senior Lenders may continue, at any time and without notice to the Junior Lenders, to extend credit or other financial accommodations and loan monies to or for the benefit of the Borrower on the faith hereof, provided, however, that the continuing agreement of subordination will apply only to the Senior Debt as set forth in Section 2 hereof.

4.  Actions to Effectuate Subordination.

(a) Authorization for the Senior Lenders. If the Junior Lenders do not file proper claims or proof of debt in the form required in connection with any dissolution, winding-up, liquidation or reorganization of Borrower in any bankruptcy, insolvency, or receivership proceedings prior to fifteen (15) calendar days before the expiration of the time to file such claims or proofs, then after giving five (5) Business Days notice to Junior Lenders, if the Junior Lenders do not then file such claims, the Senior Agent, on behalf of the Senior Lenders shall have the right to file and prove all claims therefor and to take all such other action in the name of the Junior Lenders or otherwise, as the Senior Lenders may determine to be necessary or appropriate for the enforcement of the provisions of this Agreement; provided, that no such prior notice shall be required if the remaining time period for filing proper claims or proof of debt is less than five (5) Business Days; provided, further, that the Junior Lenders shall at all times (subject to the terms of this Agreement, including, without limitation, Section 11) have the right to participate in any such proceedings with respect to claims. Notwithstanding anything to the contrary set forth herein, if, following any such vote by the Senior Agent, the Junior Lenders timely vote their claims, then such vote by the Junior Lenders shall be deemed to control and supersede any such previous vote by Senior Agent and, upon the written request of the Junior Lenders, Senior Agent will withdraw such previous vote.

(b) Absence of Security Interests. The Subordinated Note is unsecured.

(c)  Specific Performance.

(i) The Senior Agent and the Senior Lenders are hereby authorized to demand specific performance of the provisions of this Agreement, at any time when the Junior Lenders shall have failed to comply with any of the provisions of this Agreement. Junior Lenders hereby irrevocably waive any defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance. Junior Lenders hereby acknowledge that the provisions of this Agreement are to be enforceable at all times, whether before or after the commencement of an Insolvency Event, it being understood that this
Section 4(c)(i) does not limit and shall not be applied to limit the rights of the Junior Lenders to enforce the provisions of the Subordinated Notes in conformity with the provisions of this Agreement.

(ii) The Junior Lenders are hereby authorized to demand specific performance of the provisions of this Agreement, at any time when the Senior Agent or the Senior Lenders shall have failed to comply with any of the provisions of this Agreement. The Senior Agent and the Senior Lenders shall have no defense based on the adequacy of a remedy at law that might be asserted as a bar to such remedy of specific performance. The provisions of this Agreement are to be enforceable at all times, whether before or after the commencement of an Insolvency Event, it being understood that this Section 4(c)(ii) does not limit and shall not be applied to limit the rights of the Senior Agent or the Senior Lenders to enforce the provisions of the Senior Loan Documents in conformity with the provisions of this Agreement.

5.  Amendments.

(a) Amendment to Subordinated Notes. The Junior Lenders agree that it will not amend the terms of the Subordinated Notes or this Agreement without the prior written consent of the Senior Agent and the Senior Lenders if the effect of which is (i) to increase the maximum principal amount of the Subordinated Notes (unless such increase does not increase the amount of cash interest expense or other debt service associated with the Subordinated Note payable prior to repayment in full of the Senior Debt), (ii) to increase the rate of interest on any of the Subordinated Notes (unless such increase is added to the principal amount of the Subordinated Notes and is not due and payable prior to the actual repayment in full of the Senior Debt), (iii) to change any date upon which regularly scheduled payments of principal or interest on the Subordinated Notes are due to an earlier date, (iv) to add or make more restrictive any event of default or any covenant with respect to the Subordinated Notes, provided that if the Senior Loan Agreement or the Senior Loan Documents are amended to provide for additional covenants or events of default or to make more restrictive any existing covenants or events of default applicable to the Borrower, then the Subordinated Notes and this Agreement may be amended to provide for additional covenants or events of default or to make more restrictive any existing covenants or events of default so long as such covenants or events of default set forth in the Subordinated Notes and this Agreement are not more restrictive than those set forth in the Senior Loan Agreement or Senior Loan Documents, as so amended, (v) to change the final maturity date of any Subordinated Notes to a date that is earlier than the date which is one hundred twenty (120) days after the maturity date of the Senior Debt, or (vi) to take any liens or security interests in assets of the Borrower or any other assets securing the Senior Debt, other than liens and security interests in the Senior Collateral that exist as of the date hereof; provided, however, that nothing contained in Paragraph 5 or elsewhere in this Agreement shall be construed to limit the rights set forth in the Subordinated Note as in effect on the date hereof to charge and accrue the default interest rate and other fees, charges and expenses permitted thereunder when an Event of Default exists or to require the consent of the Senior Lenders to any waiver by the Junior Lender of any Event of Default or Default under the Subordinated Notes or of any of the rights and remedies of the Junior Lenders thereunder.

(b) Amendment to Senior Debt, Other Agreements. The Senior Agent and the Senior Lenders may from time to time amend, restate, modify, extend, renew or supplement the Senior Loan Agreement, the Senior Loan Documents and the Senior Debt without the consent of the Junior
Lender.

(c) Release of Senior Security Interests. The Junior Lenders agree that the Senior Agent may, from time to time at its sole discretion and without notice to the Junior Lenders, (i) retain or obtain a security interest in any property to secure any of the Senior Debt,
(ii) retain or obtain the primary or secondary obligation of any other obligor or obligors with respect to any of the Senior Debt, or (iii) release its security interest in, or surrender, release or permit any substitution or exchange for, all or any part of any Senior Collateral securing any of the Senior Debt.

6. Subordinated Note Owed Only to the Junior Lenders. The Junior Lenders warrant and represent that as at the date hereof (a) the Junior Lenders have not previously assigned any interest in the Subordinated Notes; (b) no other party owns an interest in the Subordinated Notes other than the Junior Lenders and (c) the entire Subordinated Notes are owing only to the Junior Lenders.

7. Instrument Legend. Any instrument evidencing any of the Subordinated Notes will, on the date hereof or promptly hereafter, be conspicuously inscribed with the following legend:
THIS NOTE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") OR ANY STATE SECURITIES LAWS. THIS NOTE HAS BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO DISTRIBUTION OR RESALE, AND MAY NOT BE SOLD, PLEDGED, HYPOTHECATED, DONATED OR OTHERWISE TRANSFERRED, WHETHER OR NOT FOR CONSIDERATION, WITHOUT (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED WITH RESPECT TO THE PROPOSED DISPOSITION THEREOF AND THAT SUCH DISPOSITION WILL NOT CAUSE THE LOSS OF THE EXEMPTION UPON WHICH THE COMPANY RELIED IN ISSUING THIS NOTE TO THE ORIGINAL PURCHASER.

THIS NOTE IS SUBJECT TO THE TERMS AND CONDITIONS OF THE SUBORDINATION AGREEMENT, DATED AS OF AUGUST 8, 2005, BY AND AMONG TRINITY SPRINGS, INC., DRAUPNIR, LLC, AND ARISTIDE INVESTMENTS, L.P., TO WHICH
REFERENCE IS MADE FOR THE TERMS THEREOF AND FOR LIMITATIONS ON
ENFORCEMENT OF THE PROVISIONS HEREOF AND OF RETENTION OF PAYMENTS
RECEIVED HEREUNDER.

8. Assignment of Claims. The Junior Lenders agree that until the Senior Debt has been paid in full in cash and satisfied, the Junior Lenders will not assign or transfer to others any claim the Junior Lenders has or may have against Borrower, unless such assignment or transfer is made expressly subject to this Agreement, provided, however, that nothing contained herein shall be deemed to prohibit Junior Lenders from securitizing or granting participation interests in, or pledging or transferring to a commercial paper conduit or transferring to any affiliate of the Junior Lenders, all or any portion of the Subordinated Note, in each case without notice to or consent of the Senior Agent and without any requirement of becoming a signatory to this Agreement.

9. Invalidated Payments. To the extent that the Senior Lenders receive payments on, or proceeds of Senior Collateral for, the Senior Debt which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then, to the extent of such payment or proceeds received, the Senior Debt, or part thereof, intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by the Senior Lenders. To the extent that the Junior Lenders receive payments on the Subordinated Notes which are subsequently invalidated, declared to be fraudulent or preferential, set aside and/or required to be repaid to a trustee, receiver or any other party under any bankruptcy law, state or federal law, common law, or equitable cause, then, to the extent of such payment or proceeds received, the Subordinated Notes, or part thereof, intended to be satisfied shall be revived and continue in full force and effect as if such payments or proceeds had not been received by the Junior Lenders.

10.  Bankruptcy Issues.

(a) At any meeting of creditors or in the event of any Insolvency Event, the Junior Lenders shall retain the right to vote, file a proof of claim and otherwise act with respect to the Subordinated Note (including the right to vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition, or extension), provided that the Junior Lenders shall not initiate, join in or prosecute any claim or action in such Insolvency Event challenging the enforceability of the Senior Debt, this Agreement, or any liens and security interests securing the Senior Debt.

(b) The Junior Lenders acknowledge and agree that upon the occurrence of any Insolvency Event, the Senior Lenders, or any one of them may consent to the use of cash collateral or provide financing to the Borrower on such terms and conditions and in such amounts as the Senior Lenders, in their sole discretion, may decide and that, in connection with such cash collateral usage or such financing, Borrower (or a trustee appointed for the estates of Borrower) may grant to the Senior Agent or the Senior Lenders liens and security interests upon all assets of Borrower, which 1iens and security interests shall secure payment of all Senior Debt (whether such Senior Debt arose prior to the filing of the petition for relief thereafter). All allocations of payments between the Senior Lenders and the Junior Lender shall continue to be made after the occurrence of any Insolvency Event on the same basis that the payments were to be allocated prior to the date of such Insolvency Event. The Junior Lenders waive any claim they may now or hereafter have against the Senior Lenders arising out of the Senior Lenders' election, in any proceeding instituted under Chapter 11 of the Bankruptcy Code, of the application of Section 1111 (b)(2) of the Bankruptcy Code, and/or any grant of a security interest or administrative claim to the Senior Lenders under Sections 503, 507, 361 or 364 of the Bankruptcy Code by the Borrower, as debtor in possession or by its trustee. The Junior Lender agrees that it will not take, join in or otherwise support in any manner any challenge to the validity, perfection, priority or enforceability of the Senior Agent's liens and security interests in the Senior Collateral or any post petition property of the Borrower.

11. Waivers. No waiver shall be deemed to be made by the Senior Agent, any Senior Lender, or the Junior Lenders of any of their respective rights hereunder, unless the same shall be in writing signed by the waiving party, as applicable, and each waiver, if any, shall be a waiver only with respect to the specific instance involved and shall in no way impair the rights of the Senior Agent, any Senior Lender, or Junior Lenders or the obligations of the Junior Lenders to the Senior Agent and the Senior Lenders or the obligations of the Senior Agent and the Senior Lenders to the Junior Lenders in any other respect at any other time.

12. CONSENT TO JURISDICTION; JURY TRIAL WAIVERS. EACH OF THE JUNIOR LENDERS, THE SENIOR AGENT AND THE SENIOR LENDERS HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT IN THE STATE OF ILLINOIS AND OF ANY ILLINOIS STATE COURT FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT. EACH OF THE JUNIOR LENDERS, THE SENIOR AGENT AND THE SENIOR LENDERS, TO THE FULLEST EXTENT PERMITTED BY LAW, HEREBY WAIVES ANY OBJECTION BASED UPON FORUM NON CONVENIENS, AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER. EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES ANY RIGHT TO HAVE A JURY PARTICIPATE IN RESOLVING ANY DISPUTE, WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE, ARISING OUT OF, CONNECTED WITH, RELATED TO OR INCIDENTAL TO THE RELATIONSHIP ESTABLISHED AMONG THEM IN CONNECTION WITH THIS AGREEMENT OR ANY OTHER INSTRUMENT, DOCUMENT OR AGREEMENT EXECUTED OR DELIVERED IN CONNECTION HEREWITH. EACH OF THE PARTIES HERETO AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

13. Notices. Except as otherwise expressly provided below, any notice required or desired to be served, given or delivered hereunder shall be in writing, and shall be deemed to have been validly served, given or delivered (a) three (3) days after deposit in the United States Mails, by registered mail, with proper postage prepaid or provided for, (b) when sent after receipt of confirmation if sent by telecopy or other similar facsimile transmission, (c) one (1) Business Day after deposited with a reputable overnight courier with all charges prepaid or (d) when delivered, if hand-delivered by messenger.

14. Governing Law. This Agreement shall be interpreted and the rights and obligations of the parties hereto determined, in accordance with the laws and decisions of the State of Illinois, shall be immediately binding upon and inure to the benefit of the parties hereto and each of their respective successors and assigns.

15. Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

16. Captions. Section captions used in this Agreement are for convenience only and shall not affect the construction of this Agreement.

17. Authority. The signatories to this Agreement on behalf of each of the parties hereto hereby certify that they have all necessary authority to grant the subordination evidenced hereby and execute this Agreement on behalf of such party.

18. No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Agreement.

19. Full Agreement. This Agreement constitutes the complete agreement between the parties with respect to the subject matter hereof. Any document, instrument or agreement executed by the parties hereto with respect to the financing which is the subject of this Agreement predating this Agreement shall be merged with and into and superseded by this Agreement.

20. Reliance. Upon any payment or distribution of assets of the Borrower in connection with any Insolvency Event with respect thereto, the Junior Lender shall be entitled to rely upon any order or decree by any court of competent jurisdiction in which such Insolvency Event is pending, delivered to the Junior Lender, purporting to enforce or interpret this Agreement for the purpose of ascertaining the holders of Senior Debt entitled to participate in such payment or distribution in accordance with this Agreement, the amount thereof, and all other matters related thereto. The Junior Lender shall not at any time be charged with knowledge of the existence of any facts which would prohibit the making of any payment to or the receipt of any payment by it, unless and until the Junior Lenders shall have received written notice thereof from the Borrower or the Senior Agent, and prior to the receipt of any such written notice the Junior Lenders shall be entitled to assume conclusively that no such facts exist.

21. Attorneys' Fees. In the event of a dispute between the parties arising from this Agreement, the prevailing party shall be entitled to all attorneys' fees and costs and expenses related thereto.

22. Counterparts. This Agreement may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by facsimile shall be effective as delivery of a manually executed counterpart of this Agreement.

[ signature pages follow ]

IN WITNESS WHEREOF, the parties has caused this Subordination
Agreement to be duly executed as of date set forth above.

JUNIOR LENDERS:

ARISTIDE INVESTMENTS, L.P.

/s/ William F.  Wright

By:  William F. Wright

Title: Partner


DRAUPNIR, LLC

/s/ Allen Petersen

By:  Allen Petersen

Title: Member


BORROWER:

TRINITY SPRINGS, INC.


By: /s/ William R. Hoppner

Name:  William R. Hoppner

Title:  Chairman of the Board